EXHIBIT 10.11
                                                                  EXECUTION COPY

                               SECURITY AGREEMENT
                               ------------------
                   (Savvis Communications International, Inc.)

         THIS SECURITY AGREEMENT (this "Agreement") dated effective as of March 18, 2002, is by and between SAVVIS COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation ("Debtor"), whose address is 12851 Worldgate Drive, Herndon, Virginia 20170, whose Tax Identification No. is 51-0396031, and whose organizational identification number is 3038147, and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), whose address is 10 Riverview Drive, Danbury, CT 06810.

                                R E C I T A L S:
                                ---------------

         A. Savvis Communications Corporation, a Missouri corporation ("Savvis"), and the sole shareholder of the Debtor, has entered into that certain Master Lease Agreement dated as of March 28, 2000 with the Secured Party (the "Master Lease Agreement").

         B. Savvis and Secured Party have amended and restated the Master Lease Agreement pursuant to that certain Amended and Restated Master Lease Agreement dated as of March 8, 2002 (as such agreement may be amended, renewed, extended, restated, replaced, substituted, supplemented or otherwise modified from time to time, the "Restated Lease Agreement").

         C. Debtor which is operated as part of a common enterprise with Savvis, has directly and indirectly benefited and will directly and indirectly benefit from the extension of credit evidenced and governed by the Restated Lease Agreement and the other transactions evidenced by and contemplated in the Restated Lease Agreement, and execution and delivery of this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of Debtor, including extension of maturity of Savvis' obligations to Secured Party and the Lessors following defaults thereunder and delay in interest payments.

         D. In order to induce Secured Party and the Lessors to enter into the Restated Lease Agreement, Debtor has agreed to enter into this Agreement and into a Guaranty Agreement dated of even date herewith, between Debtor and Secured Party.

         E. The execution and delivery of this Agreement is required by the terms of and is a condition to the effectiveness of the Restated Lease Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce Secured Party and the Lessors to continue the extension of credit made under the Restated

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 1
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Lease Agreement and to enter into the Restated Lease Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions
                                   -----------

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Account" means any "account", as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all rights of Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance; (b) all accounts receivable of Debtor; (c) all rights of Debtor to receive any payment of money or other form of consideration, including, without limitation, all Payment Intangibles;
         (d) all security pledged, assigned or granted to or held by Debtor to secure any of the foregoing; (e) all guaranties of, or indemnifications with respect to, any of the foregoing; (f) all rights of Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale; (g) all recoveries from third parties arising from the invalidation, subordination, or avoidance of Liens on the assets of Debtor or any predecessor-in-interest to or of Debtor; (h) all rights in any returned or repossessed goods; (i) all rights to brokerage commissions; and (j) all other Supporting Obligations, including any applicable Letter of Credit Rights.

                  "Amendment" means as such term is defined in Section 4.17(b).

                  "Broker" means any "broker," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person defined as a broker or dealer under the federal securities laws, but without excluding a bank acting in that capacity.

                  "Capital Stock" means corporate stock and any and all securities, shares, partnership interests (whether general, limited, special or other partnership interests), limited liability company interests, membership interests, equity interests, participations, rights or other equivalents (however designated) of corporate stock or any of the foregoing issued by any entity (whether a corporation, a partnership, a limited liability company or another entity) and includes, without limitation, securities convertible into Capital Stock and rights, warrants or options to acquire Capital Stock.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and includes, without limitation, Electronic Chattel Paper.

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                  "Clearing Corporation" means any "clearing corporation," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Person that is registered as a "clearing agency" under the federal securities laws,
         (b) federal reserve bank, or (c) other Person that provides clearance or settlement services with respect to Financial Assets that would require it to register as a clearing agency under the federal securities laws but for an exclusion or exemption from the registration requirement, if its activities as a clearing corporation, including, without limitation, promulgation of rules, are subject to regulation by a Governmental Authority.

                  "Collateral" means as such term is defined in Section 2.1.

                  "Commercial Tort Claims" means "commercial tort claims", as such term is defined in the UCC, now owned or hereafter acquired by Debtor, and includes, without limitation, those set forth on Schedule 2.

                  "Commodity Account" means any "commodity account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all accounts maintained by a Commodity Intermediary in which a Commodity Contract is carried for Debtor.

                  "Commodity Contract" means any "commodity contract," as such term is defined in Article or Chapter 9 of the UCC, and includes, without limitation, a commodity futures contract, a commodity option, or other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws, or
         (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

                  "Commodity Customer" means any "commodity customer" as such term is defined in Article or Chapter 9 of the UCC, and includes, without limitation, any Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

                  "Commodity Intermediary" means any "commodity intermediary," as such term is defined in Article or Chapter 9 of the UCC, including, without limitation, (a) a Person who is registered as a futures commission merchant under the federal commodities laws, or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to the federal commodities laws.

                  "Copyright License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Copyright including, without limitation, the agreements identified on
         Schedule 1; provided, however, that there shall be excluded from the Collateral any Copyright License to the extent, and only to the extent, that such Copyright License contains, as of the date of this Agreement a legally enforceable provision under the

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 3
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         UCC that would give any other party to such agreement or instrument the right to terminate its obligations thereunder based on the grant of the security interest created herein pursuant to the terms of this Agreement (except that if and when any prohibition on the assignment, pledge or grant of Lien on such Copyright License is removed or such assignment, pledge or grant is consented to, Secured Party will be deemed to have been granted a security interest in such Copyright License as of the date hereof or other earliest legally valid date, and the Collateral will be deemed to include such Copyright License); provided, that in any event the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement or instrument.

                  "Copyright Security Agreement" means a copyright security agreement, executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit A, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Copyrights" means all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications of Debtor, including, without limitation, those set forth on Schedule 1; (b) all renewals, extensions and modifications thereof;
         (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "Deposit Accounts" means any "deposit accounts," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and in any event shall include, without limitation, any and all deposit accounts (including cash collateral accounts), bank accounts or investment accounts now owned or hereafter acquired or opened by Debtor, including, without limitation, those set forth on
         Schedule 2, and any account which is a replacement or substitute for any of such accounts, together with all monies, Instruments, certificates, checks, drafts, wire transfer receipts and other Property deposited therein and all balances therein and all investments made with funds deposited therein or otherwise held in connection therewith, including, without limitation, indebtedness (howsoever evidenced) and/or securities issued or guaranteed by the government of the U.S., certificates of deposit and all contract rights, General Intangibles, contracts, Instruments, Investment Property, Security Entitlements, Financial Assets, Commodity Contracts and other Documents now or hereafter existing with respect thereto, including, but not limited to, any and all renewals, extensions, reissuances and replacements and substitutions therefor with all earnings, profits or other Proceeds therefrom in the form of interest or otherwise, from time to time representing, evidencing, deposited into or held in such deposit accounts, bank accounts or investment accounts.

                  "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, including, without limitation, all


SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 4
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         documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

                  "Electronic Chattel Paper" means any "electronic chattel paper", as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor.

                  "Entitlement Holder" means any "entitlement holder", as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary, including, without limitation, any Person who acquires a security entitlement under Article or Chapter 8 of the UCC.

                  "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all machinery, equipment, furniture, fixtures, trade fixtures, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "FCC" means the Federal Communications Commission and any successor agency.

                  "Financial Asset" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Security, (b) obligation of a Person or a share, participation or other interest in a Person or in Property or an enterprise of a Person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment, and (c) any Property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the Property is to be treated as a Financial Asset under Article or Chapter 8 of the UCC.

                  "Financing Statements" means as such term is defined in
         Section 4.4(b).

                  "Fixtures" means any "fixtures", as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and in any event shall include, without limitation, all plant fixtures, trade fixtures, business fixtures, other fixtures and storage facilities, wherever located, and all additions and accessions thereto and replacements thereto.

                  "Foreign Subsidiary" means, with respect to any Person, each direct or indirect Subsidiary of such Person that is not a U.S. Subsidiary.

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                  "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all of Debtor's service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs and inventions; (b) all of Debtor's books and records, including, without limitation, all computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes or data of every kind and description, whether in the possession of Debtor or in the possession of third parties, and all of Debtor's other data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, management information systems and all rights of Debtor to retrieve data and other information from third parties and other data of every kind and description, to the extent that they indicate, summarize or evidence, or otherwise relate to, the Accounts or Inventory, whether in the possession of Debtor or in the possession of any third party; (c) all of Debtor's contract rights, partnership interests, joint venture interests, securities, Deposit Accounts, investment accounts and certificates of deposit (including, without limitation, all contracts relating to the construction or operation of the Network, including rights of way, easements, leases and all related contracts); (d) all rights of Debtor to payment under letters of credit and similar agreements, including, without limitation, all Letter of Credit Rights; (e) all tax refunds and tax refund claims of Debtor; (f) all choses in action and causes of action of Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of Debtor, including, without limitation, all commercial tort claims; (g) all rights and claims of Debtor under warranties, indemnities, guaranties or other Supporting Obligations with respect to such agreements; (h) all Intellectual Property; (i) all rights of Debtor under any insurance, surety or similar contract or arrangement, provided, however, that there shall be excluded from the Collateral any General Intangible to the extent, and only to the extent, that such General Intangible as of the date of this Agreement (x) is governed by or contains a legally enforceable provision under the UCC that would give any other party to such agreement or instrument the right to terminate its obligations thereunder based on the grant of the Lien pursuant to the terms of this Agreement or (y) would be rendered invalid or unenforceable by the grant of the Lien pursuant to the terms of this Agreement (except that if and when any prohibition on the assignment, pledge or grant of Lien on such General Intangible is removed or such assignment, pledge or grant is consented to, or a Lien on such General Intangible may be granted without adversely affecting the validity or enforceability of such General Intangible, Secured
         Party will be deemed to have been granted a Lien on such General Intangible as of the date hereof or other earliest legally valid date, and the Collateral and the General Intangibles will be deemed to include such General Intangible); provided, that in any event the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such contract, agreement, instrument or indenture; and (j) all Payment Intangibles.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 6

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                  "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee" by any Person means any indebtedness, liability or obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any indebtedness, liability or obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other indebtedness, liability or obligation as to the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

                  "Holdings" means Savvis Communications Corporation, a Delaware corporation.

                  "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of Debtor, whether now owned or hereafter acquired.

                  "Intellectual Property" means the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

                  "Inventory" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) all goods and other personal Property of Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of Debtor; (c) all wrapping, packaging, advertising and shipping materials of Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by Debtor; and (e) all Documents evidencing any of the foregoing.

                  "Investment Property" means any "investment property," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by Debtor: (a) the Securities Accounts and other Investment Property

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 7
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         described on Schedule 2; (b) any Security or Capital Stock, whether certificated or uncertificated; (c) any Security Entitlement;
         (d) any Securities Account; (e) any Commodity Contract; and (f) any Commodity Account.

                  "Issuer" means any "issuer," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person that, with respect to an obligation on or a defense to a Security, (a) places or authorizes the placing of its name on a Security Certificate, other than as authenticating trustee, registrar, transfer agent or the like, to evidence a share, participation or other interest in its Property or in an enterprise, or to evidence its duty to perform an obligation represented by the certificate; (b) creates a share, participation or other interest in its Property or in an enterprise, or undertakes an obligation, that is an Uncertificated Security; (c) directly or indirectly creates a fractional interest in its rights or Property, if the fractional interest is represented by a Security Certificate; or (d) becomes responsible for, or in the place of, another Issuer.

                  "Letter of Credit Rights" means "letter of credit rights", as such term is defined in the UCC, now owned or hereafter owned by Debtor including, without limitation, rights to payment or performance under a letter of credit, whether or not Debtor has demanded or is entitled to demand payment or performance, and includes, without limitation, those set forth on Schedule 2.

                  "License" means any consent, permit, franchise, certificate, approval, order, license, right-of-way (whether an easement, contract or agreement in any form) or other authorization, including, without limitation, any FCC license.

                  "Lien" means, with respect to any Property, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, hypothecation or other lien, charge, easement (other than any easement not materially impairing usefulness), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Money" means any "money", as such term is defined in Article or Chapter 1 of the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, cash.

                  "Obligations" means the "Obligations", as such term is defined in the Restated Lease Agreement, and the obligations, indebtedness and liabilities of Debtor under this Agreement and any other Credit Document to which Debtor may be a party.

                  "Patent License" means any written agreement now or hereafter in existence granting to Debtor any right to use any invention on which a Patent is in existence including, without limitation, the agreements described on Schedule 1; provided, however, that there shall be


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         excluded from the Collateral any Patent License to the extent, and only to the extent, that such Patent License contains, as of the date of this Agreement a legally enforceable provision under the UCC that would give any other party to such agreement or instrument the right to terminate its obligations thereunder based on the grant of the security interest created herein pursuant to the terms of this Agreement (except that if and when any prohibition on the assignment, pledge or grant of Lien on such Patent License is removed or such assignment, pledge or grant is consented to, Secured Party will be deemed to have been granted a security interest in such Patent License as of the date hereof or other earliest legally valid date, and the Collateral will be deemed to include such Patent License); provided, that in any event the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement or instrument.


                  "Patent Security Agreement" means a patent security agreement executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit B, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Patents" means all of the following: (a) all patents, patent applications and patentable inventions of Debtor, including, without limitation, those set forth on Schedule 1, and all of the inventions and improvements described and claimed therein; (b) all continuations, re-examinations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "Payment Intangibles" means "payment intangibles" as such term is defined in the UCC.

                  "Perfection Certificate" means a perfection certificate in the form of Exhibit __.

                  "Person" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

                  "Pledged Collateral" means as such term is defined in Section 4.16(b)(i).

                  "Pledged Shares" means 100% of the Capital Stock now owned or hereafter acquired by Debtor in any manner of each of the U.S. Subsidiaries of Holdings, including, without limitation, the Capital Stock identified on Schedule 3 attached hereto, or on Schedule 1 to an Amendment.



SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 9
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                  "Proceeds" means any "proceeds," as such term is defined in
         Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and all other Payment Intangibles relating thereto.

                  "Property" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the date hereof.

                  "Revised Article 9" means the Revised Article 9 of the Uniform Commercial Code as enacted in the State of New York and/or any other jurisdiction.

                  "Securities Account" means any "securities account," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

                  "Securities Intermediary" means any "securities intermediary," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Clearing Corporation, or (b) Person, including a bank or Broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

                  "Security" means any "security," as such term is defined in Article or Chapter 8 of the UCC and, in any event, shall include, but not be limited to, any obligation of an Issuer or a share, participation or other interest in an Issuer or in Property or an enterprise of an Issuer (a) which is represented by a Security Certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the Issuer, (b) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations, and (c) which (i) is, or is of a type, dealt in or traded on securities exchanges or securities markets, or (ii) is a medium for investment and by its terms expressly provides that it is a security governed by Article or Chapter 8 of the UCC.

                  "Security Certificate" means any "security certificate," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any certificate representing a Security.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 10

                  "Security Entitlement" means any "security entitlement," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any of the rights and Property interests of an Entitlement Holder with respect to a Financial Asset.

                  "Software" means all software as such term is defined in the Code, other than software embedded in any category of goods.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) that is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

                  "Supporting Obligations" means "supporting obligations," as such term is defined in the UCC, now owned or hereafter acquired by Debtor.

                  "Trademark License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         Schedule 1; provided, however, that there shall be excluded from the Collateral any Trademark License to the extent, and only to the extent, that such Trademark License contains, as of the date of this Agreement a legally enforceable provision under the UCC that would give any other party to such agreement or instrument the right to terminate its obligations thereunder based on the grant of the security interest created herein pursuant to the terms of this Agreement (except that if and when any prohibition on the assignment, pledge or grant of Lien on such Trademark License is removed or such assignment, pledge or grant is consented to, Secured Party will be deemed to have been granted a security interest in such Trademark License as of the date hereof or other earliest legally valid date, and the Collateral will be deemed to include such Trademark License); provided, that in any event the foregoing limitation shall not affect, limit, restrict or impair the grant by Debtor of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement or instrument.

                  "Trademark Security Agreement" means a trademark security agreement executed and delivered by Debtor to Secured Party, substantially in the form of Exhibit C, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Trademarks" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof and all applications in connection

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 11 therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the U.S., any state thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1; (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (e) the right to sue for past, present and future infringements of any of the foregoing;
         (f) all rights corresponding to any of the foregoing throughout the world; and (g) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by Debtor.

                  "UCC" means the Uniform Commercial Code as in effect on or after the date hereof in the State of New York and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority, or the effect of perfection or non-perfection, of any Lien on any Property created or purported to be created pursuant to this Agreement, and includes, without limitation, Revised Article 9 as enacted in the State of New York and/or any other such jurisdiction.

                  "Uncertificated Security" means any "uncertificated security," as such term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Security that is not represented by a certificate.

                  "U.S." means the United States of America.

                  "U.S. Subsidiary" means, with respect to any Person, each direct or indirect Subsidiary of such Person formed under the laws of the U.S. or any state thereof.

                  Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Restated Lease Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Restated Lease Agreement. References to "Sections," "Subsections," "Exhibits" and "Schedules" shall be to Sections, Subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein which are defined in the UCC, unless otherwise defined herein or in the Restated Lease Agreement, shall have the meanings determined in accordance with the UCC. The term "continuing", "continuation" or "continuance" means, in reference to any Default or Event of Default that has occurred, that such Default or Event of Default has not been either cured to the reasonable satisfaction of Secured Party within the applicable grace period (if any) specified in this Agreement or waived in writing by Secured Party in accordance with the Restated Lease Agreement.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 12

                                    ARTICLE 2

                                Security Interest
                                -----------------

         Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), Debtor hereby pledges and assigns (as collateral) to Secured Party, and grants to Secured Party a continuing Lien on and security interest in, all of Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"), and such grant, insofar as it applies to Collateral covered by the Master Lease Agreement, is in confirmation of the existing and continuing Lien and security interest granted under the Master Lease Agreement:

                  (a)    all Accounts;

                  (b)    all Chattel Paper;

                  (c)    all Instruments;

                  (d) all General Intangibles (including payment intangibles and Software);

                  (e)    all Documents;

                  (f) all Equipment (including, without limitation, Equipment at the locations set forth on Schedule 4);

                  (g)    all Fixtures;

                  (h)    all Letter of Credit Rights;

                  (i) all Inventory (including, without limitation, Inventory at the locations set forth on Schedule 4);

                  (j)    all Intellectual Property;

                  (k) all Financial Assets and Investment Property, and the certificates and all dividends, cash, instruments and other Property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Financial Assets and Investment Property, including, without limitation:

                           (i)      all of the Pledged Shares and the
                                    certificates (if any) representing the
                                    Pledged Shares, and all dividends, cash, Instruments, and other Property from time to time received, receivable, or otherwise

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

                                    distributed or distributable in respect of or in exchange for any or all of the Pledged Shares; and

                           (ii)     all additional Capital Stock from time
                                    to time owned or acquired by Debtor in any manner, and all dividends, cash, Instruments, and other Property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such Capital Stock; provided, no Capital Stock of a Foreign Subsidiary is or shall be pledged pursuant to this Section 2.1(k);

                  (l)    all Deposit Accounts;

                  (m)    all Money;

                  (n)    all Commercial Tort Claims;

                  (o) all indebtedness from time to time owed to Debtor by Holdings, any other Credit Party or any other Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other Property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

                  (p) all Proceeds, in cash or otherwise, of any of the Property described in the foregoing clauses (a) through (o) and all liens, security, rights, remedies and claims of Debtor with respect thereto;

                  (q) all other goods and personal Property of Debtor of any kind or character, whether tangible or intangible, including, without limitation, any and all rights in and claims under insurance policies, judgments and rights thereunder, and tort claims; and

                  (r)  all Proceeds and products of any or all of the foregoing;

provided, however, that the grant of a Lien on and security interest in Licenses issued by Governmental Authorities is subject to Section 6.3 hereof.

         Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, and (c) Secured Party shall not have any indebtedness, liability or obligation under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and Secured Party shall not be obligated to perform any of the obligations or duties of

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 14

Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 2.3   Delivery of Collateral. Debtor has delivered to
Secured Party, endorsed in blank as appropriate, all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein as of the date hereof. Furthermore, within 10 days of Debtor gaining any rights in any additional Collateral having a value in excess of $100,000 the possession of which is necessary to perfect the security interest of Secured Party therein, all certificates or instruments representing or evidencing the Pledged Shares, any Instruments or Chattel Paper or any other Collateral including, without limitation, any Investment Property, shall be delivered to and held by or on behalf of Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, or held in a Deposit Account or by a Securities Intermediary in a Securities Account pursuant to an agreement among Secured Party, Debtor and such Securities Intermediary which agreement establishes "control" (as defined in Article or Chapter 8 of the UCC) of such Securities Account with Secured Party in one (or more if Secured Party requests) of the manners prescribed in Section 8-106 of the UCC, all in form and substance reasonably satisfactory to Secured Party. After the occurrence and during the continuation of a Default or an Event of Default, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

                                    ARTICLE 3

                         Representations and Warranties
                         ------------------------------

         To induce Secured Party to enter into this Agreement, Debtor represents and warrants to Secured Party that:

         Section 3.1 Title. Debtor has rights in and the power to transfer and grant a security interest in each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any Lien or other encumbrance, except for those Permitted Encumbrances (if any) which are expressly permitted to attach to the Collateral in accordance with the Restated Lease Agreement and Liens in favor of Secured Party, and provided, that this
Section 3.1 does not apply to Intellectual Property (which is addressed in Section 3.8 below).

         Section 3.2 Accounts. Unless Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an Account with a value in excess of $250,000, Debtor shall be deemed to have represented and warranted to Secured Party as to each of such Accounts at the time of its creation that (a) each such Account is genuine and in all respects what it purports to be, (b) each such Account represents the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor, (c) to the best knowledge of Debtor, except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 15 granted in the ordinary course of business, (d) Debtor has not received any notice of proceedings or actions which are threatened or pending against any account debtor which might result in any adverse change in such account debtor's financial condition, and (e) no Account is subject to any offset, counterclaim or other defense (nor is it subject to any threatened counterclaim to the best knowledge of Debtor) and, except to the extent otherwise provided in the Restated Lease Agreement, Debtor has not made any agreement with any account debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any account debtor from liability therefor, or any deduction therefrom, except a discount or allowance allowed by Debtor in the ordinary course of business for prompt payment and disclosed to Secured Party.

         Section 3.3 Financing Statements. No financing statement, security agreement or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party pursuant to this Agreement and except for financing statements evidencing Permitted Encumbrances. Except as otherwise disclosed on
Schedule 5, Debtor does not do business and has not done business within the past five years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

         Section 3.4    Principal Place of Business; Organization; Tax I.D.
The principal place of business and "chief executive office", as such term is defined in Article or Chapter 9 of the UCC, of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor designated in the introductory paragraph of this Agreement. In addition, each of the "jurisdiction of organization," as such term is defined in Article or Chapter 9 of the UCC, the name of Debtor as it appears in official filings in its jurisdiction of organization, the United States Federal income tax identification number of Debtor and the organizational identification number or similar identification number assigned to Debtor by the jurisdiction of organization of Debtor (if any) is as specified in the introductory paragraph of this Agreement.

         Section 3.5    Location of Collateral. All Fixtures, Inventory
(except Inventory in transit) and Equipment (other than vehicles) of Debtor constituting Collateral having a value in excess of $100,000 are located at the places specified on Schedule 4, provided that pursuant to the terms of Section
6.26 of the Restated Lease Agreement, Debtor shall have 90 days after the Execution Date of the Restated Lease Agreement to provide Secured Party with such Schedule 4. Debtor shall give written notice to Secured Party at least 30 days prior to the date any such Inventory and/or Equipment is located at any location other than as set forth on Schedule 4. Except for warehousing and co-location arrangements, Debtor has exclusive possession and control of its Inventory and Equipment. Debtor has good, indefeasible and merchantable title to the Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Secured Party, and except for Permitted Encumbrances. The Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition. The completion of manufacture, sale or other disposition of such Inventory by Secured Party following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Debtor is a party or to which such property is subject. None of

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 16 such Inventory (other than Inventory as to which all Documents evidencing such Inventory have been delivered to Secured Party) or Equipment (other than vehicles) of Debtor constituting Collateral is evidenced by a Document (including, without limitation, a negotiable document of title).

         Section 3.6 Perfection. Upon the filing of Financing Statements in the jurisdictions listed on Schedule 6, the filing of a Patent Security Agreement (if any) and a Trademark Security Agreement (if any) with the United States Patent and Trademark Office, the filing of a Copyright Security Agreement (if any) with the United States Copyright Office, and upon Secured Party's obtaining control of the Investment Property, Deposit Accounts, Electronic Chattel Paper and Letter of Credit Rights of Debtor constituting Collateral in accordance with Section 9-314 of the UCC and the corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107 (as applicable) of the UCC, and upon Secured Party's or its agents' obtaining possession of the Pledged Shares (or obtaining "control" (as such term is defined in Article or Chapter 8 of the UCC) of the Pledged Shares in one (or more if Secured Party so requests) of the manners prescribed in Section 8-106 of the UCC) and all other Instruments, Chattel Paper and Security Certificates of Debtor the security interest in favor of Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral (except for (a) vehicles covered by certificates of title, and (b) other Property excluded from the application of Article or Chapter 9 of the UCC by Section 9-109(c) and (d) of the UCC, including, without limitation, fixtures and deposit accounts, and (c) unregistered Intellectual Property in which a security interest cannot be perfected by said method of filing with the United States Patent and Trademark Office and the United States Copyright Office (it being understood that due to uncertainty in the law a filing may also be required with the United States Patent and Trademark Office and the United States Copyright Office, which filing cannot be effected prior to registration of such Intellectual Property)), subject to no equal or prior Liens except for those Liens (if any) which constitute Permitted Encumbrances and which are, in accordance with the Restated Lease Agreement permitted to have priority equal to or greater than the Liens created pursuant to this Agreement. The Perfection Certificate has been prepared, completed and executed, and the information set forth therein is correct and complete.

         Section 3.7         [INTENTIONALLY OMITTED.]

         Section 3.8         Intellectual Property.

                  (a) The information contained on Schedule 1 in respect of Federally registered Trademarks, registered Copyrights and issued Patents, is true, correct and complete.

                  (b) Debtor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property set forth on Schedule 1 (consisting of Federally registered Trademarks, registered Copyrights and issued Patents) free and clear of any Liens, including, without limitation, any pledges, assignments, licenses, user agreements and covenants by Debtor not to sue third Persons, other than Permitted Encumbrances.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 17

                  (c) To Debtor's best knowledge, no claim has been made alleging that the use of any of the Intellectual Property set forth on
         Schedule 1 violates or may violate the rights of any third Person.

                  (d)        Each of the Patents and Trademarks identified on
         Schedule 1 as being registered has been properly registered with the United States Patent and Trademark Office and each of the Copyrights identified on Schedule 1 as being registered has been properly registered with the United States Copyright Office.

                  (e) This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of Financing Statements in the jurisdictions listed on Schedule 6, the recordation of the Copyright Security Agreement with the United States Copyright Office and recordation of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, perfected Liens in favor of Secured Party on Debtor's Patents, Trademarks and Copyrights (it being understood that due to uncertainty in the law a filing may also be required with the United States Copyright Office, which filing may not be effective prior to registration of such Copyrights) and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from Debtor.

         Section 3.9         Pledged Shares and Instruments.

                  (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation or organization of the issuers thereof. To the best knowledge of Debtor, the Instruments have been duly authorized and validly issued by the obligor(s) thereunder and constitute legally enforceable indebtedness of the obligor(s) thereunder.

                  (b) Debtor is the legal and beneficial owner of the Pledged Shares and the Instruments, free and clear of any Lien (other than Permitted Encumbrances which are, in accordance with the Restated Lease Agreement, permitted to attach to the Pledged Shares), and Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares or the Instruments.

                  (c) On the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding Capital Stock of the issuers thereof indicated on Schedule 3, as such Schedule 3 may from time to time be supplemented, amended or modified.

         Section 3.10 Control Property. The information on Schedule 4 is true, correct and complete. All Deposit Accounts, Electronic Chattel Paper, Commercial Tort Claims and Investment Property, respectively, existing on the date hereof is identified on Schedule 4.

         Section 3.11 Benefit. Debtor expects to derive substantial benefit (and Debtor may reasonably be expected to derive substantial benefit), directly and indirectly, from continuation of the


SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 18 extension of credit, the execution and delivery of the Restated Lease Agreement and the other transactions contemplated therein. Debtor will receive reasonably equivalent value in exchange for the Collateral being provided by it pursuant to the Restated Lease Agreement to which it is a party as security for the payment and performance of the Obligations.

                                    ARTICLE 4

                                    Covenants
                                    ---------

         Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full, the rights and obligations of Secured Party and the Lessors under the Restated Lease Agreement and all commitments of Secured Party to extend credit have expired or have been terminated:

         Section 4.1 Encumbrances. Except as otherwise permitted by the terms of the Restated Lease Agreement relating to the disposition of assets, Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral except for Permitted Encumbrances which are, in accordance with the Restated Lease Agreement, permitted to attach to such Collateral, and shall defend Debtor's rights in the Collateral and Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons. Subject to the creation or existence of Permitted Encumbrances under the Restated Lease Agreement, Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

         Section 4.2         [INTENTIONALLY OMITTED]

         Section 4.3 Disposition of Collateral. Except as expressly permitted by the terms of the Restated Lease Agreement, Debtor shall not sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 4.4         Further Assurances.

                  (a) Generally; Control. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and the required priority of such security interest, to carry out the terms and provisions and purposes of this Agreement and to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral, whether in anticipation of or following the effectiveness of Revised
         Article 9 in any jurisdiction, and, without limiting the generality of the foregoing, to the extent any of the Collateral at any time constitutes Investment Property, Deposit Accounts, Electronic Chattel Paper or Letter of Credit Rights, then Debtor shall

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 19 cause Secured Party to obtain control of such Collateral in accordance with Section 9-314 of the UCC and the corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107 (as applicable) of the UCC, pursuant to agreements establishing such control in form and substance reasonably satisfactory to Secured Party.

                  (b)        Preservation; Assignments; Intellectual
         Property. Except as otherwise expressly permitted by the terms of the Restated Lease Agreement relating to disposition of assets and except for Permitted Encumbrances, Debtor agrees to defend the title to the Collateral and the Lien thereon of Secured Party against the claim of any other Person and to maintain and preserve such Lien. Without limiting the generality of the foregoing, Debtor shall (a) execute and deliver to Secured Party such financing statements, including transmitting utility filings, continuation statements and amendments thereto (collectively, "Financing Statements"), as Secured Party may from time to time require; (b) deliver and pledge to Secured Party all Documents (including, without limitation, all documents of title) evidencing Inventory or Equipment having a value in excess of $100,000 (except for certificates of title covering vehicles unless otherwise required by Secured Party) and cause Secured Party to be named as lienholder on all such Documents; (c) deliver and pledge to Secured Party all Instruments and Chattel Paper of Debtor having a value in excess of $100,000 with any necessary endorsements; (d) if and to the extent required by the Restated Lease Agreement, execute and deliver to Secured Party an assignment (in form and substance satisfactory to Secured Party) of contract rights under any material Contract following (and in any event, within ten days after) the execution thereof and obtain from each of the parties to each of the material Contracts, other than Subsidiaries and affiliates of Savvis who grant security interests in such contracts to Secured Party, an agreement in writing, in form and substance satisfactory to Secured Party, pursuant to which, among other things, such parties consent to the grant of such security interests; (e) execute and deliver to Secured Party, at the request of Secured Party, all such agreements, documents, instruments and other items as may be reasonably necessary or appropriate for Secured Party to create and perfect its security interest in the Intellectual Property and to make all appropriate filings with respect thereto; and
         (f) execute and deliver to Secured Party such other agreements, documents and instruments as Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Restated Lease Agreement.

                  (c) Financing Statements. Debtor authorizes Secured Party to file one or more Financing Statements or continuation statements relating to all or any part of the Collateral without the signature of Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any Financing Statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement and may be filed as a Financing Statement. Secured Party may, at any time and from time to time, pursuant to the provisions of this Section 4.4, file Financing Statements that describe the Collateral as all assets and/or all personal Property of Debtor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any Financing Statement, including whether Debtor is an organization, the type

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 20 of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Any such Financing Statements may be signed by Secured Party on behalf of Debtor and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction. Debtor acknowledges that it is not authorized to file any Financing Statement or amendment or termination statement with respect to any Financing Statement without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to Debtor's rights under Section 9-509(d)(2) of the UCC.

         Section 4.5 Insurance. Debtor shall maintain insurance in the types and amounts, and under the terms and conditions, specified in Section 5.4(a) of the Restated Lease Agreement. If applicable, recoveries under any such policy of insurance shall be paid as provided in Section 5.4(c) of the Restated Lease Agreement.

         Section 4.6 Bailees. If any of the Collateral is at any time in the possession or control of any warehouseman, bailee or any of Debtor's agents or processors, Debtor shall, at the request of Secured Party, notify such warehouseman, bailee, agent or processor of the security interest created hereunder, shall instruct such Person to hold such Collateral for Secured Party's account subject to Secured Party's instructions and shall cause such Person to acknowledge in writing, in form and substance reasonably satisfactory to Secured Party, that it holds such Collateral for the benefit of Secured Party.

         Section 4.7 Inspection Rights. Debtor shall permit Secured Party and its representatives and agents, during normal business hours and upon reasonable notice to Debtor, to examine, copy and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations and financial condition with its officers and independent certified public accountants. Debtor will authorize its accountants in writing (with a copy to Secured Party) to comply with this Section. Secured Party and/or its representatives may, at any time and from time to time at Debtor's expense, conduct field exams for such purposes as Secured Party may reasonably request during normal business hours and upon reasonable notice to Debtor.

         Section 4.8         [INTENTIONALLY OMITTED]

         Section 4.9 Corporate Changes. Debtor shall not change its name, identity, jurisdiction of organization or corporate structure in any manner that might make any Financing Statement filed in connection with this Agreement misleading or its United States Federal Tax I.D. Number, in each case unless Debtor shall have given Secured Party 30 days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to protect its Liens and the perfection and priority thereof. Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given Secured Party 30 days prior written notice thereof and shall have taken all action deemed necessary or appropriate by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by the Credit Documents.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 21

         Section 4.10 Books and Records; Information. Debtor shall maintain appropriate books of records and accounts in accordance with GAAP where required by the Restated Lease Agreement consistently applied in which true, full and correct entries will be made of its dealings and business affairs. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may reasonably request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. To the extent required by Section 4.4, Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

         Section 4.11        Equipment, Fixtures and Inventory.

                  (a) Debtor shall keep its Equipment (other than vehicles), Fixtures and Inventory (other than Inventory in transit) constituting Collateral and having a value in excess of $100,000 at the locations specified on Schedule 4 or at such other places within the U.S. where all action required to perfect Secured Party's security interest in any such Equipment, Fixtures and Inventory with the priority required by the Restated Lease Agreement shall have been taken; provided that if any such Equipment (other than vehicles), Fixtures or Inventory (other than Inventory in transit) is being relocated to any jurisdiction where the security interest of Secured Party under this Agreement has not been previously perfected, then in such case Debtor shall deliver prompt (and in any event within not less than 30 days) notice thereof to Secured Party.

                  (b) Debtor shall maintain material Equipment, Fixtures and Inventory constituting Collateral in good condition and repair (ordinary wear and tear excepted) and in accordance with the terms of the Restated Lease Agreement. Debtor shall not permit any waste or destruction of such Equipment, Fixtures or Inventory or any part thereof. Debtor shall not permit such Equipment, Fixtures or Inventory to be used in violation of any law, rule or regulation or the terms of any policy of insurance. Debtor shall not use or permit any of such Equipment, Fixtures or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

                  (c) Within 45 days of the end of each of Debtor's fiscal quarters, Debtor shall provide Secured Party with a report setting forth in reasonable detail any change during such preceding fiscal quarter of the location of any Equipment, Fixtures or Inventory (unless such location is one of the locations already specified on Schedule 4) constituting Collateral.

         Section 4.12 Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party; provided, however, that Debtor shall not be required to deliver any warehouse receipt pursuant to this Section 4.12 unless the fair market value of such warehouse receipt exceeds $100,000; provided, further, however, the aggregate fair market value of all

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 22 warehouse receipts which have not been delivered to Secured Party pursuant to this Section 4.12 shall not at any time exceed $250,000.

         Section 4.13 Notification. Debtor shall promptly notify Secured Party of (a) any Lien, encumbrance or claim (other than Permitted Encumbrances) that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation, any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could reasonably be expected to have a material adverse effect on the Collateral or the security interest created hereunder.

         Section 4.14        [INTENTIONALLY OMITTED]

         Section 4.15 Intellectual Property. Except with the written consent of Secured Party:

                  (a) If Debtor shall obtain rights to or become entitled to the benefit of any Intellectual Property not identified on Schedule 1, the provisions of this Agreement shall automatically apply thereto. Debtor shall undertake to modify or update Schedule 1 to include any such new Intellectual Property and hereby authorizes Secured Party to modify or update Schedule 1 to include any such new Intellectual Property in the event Debtor fails to timely modify or update Schedule 1 upon written notice from Secured Party;

                  (b) Upon the occurrence of any event that would require any addition to or modification of Schedule 1 or upon the request of Secured Party, Debtor shall furnish to Secured Party statements and schedules further identifying the Intellectual Property and such other items in connection with the Intellectual Property as Secured Party may request. Promptly upon the request of Secured Party, Debtor shall modify this Agreement by amending Schedule 1 to include any Intellectual Property that becomes part of the Collateral;

                  (c) If an Event of Default shall have occurred and be continuing, Debtor shall use its best efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise its rights and remedies with respect to the Intellectual Property; and

                  (d) Debtor shall, at the request of Secured Party, execute and deliver to Secured Party a Copyright Security Agreement, a Patent Security Agreement, a Trademark Security Agreement and all other agreements, documents, instruments and other items as may be necessary for Secured Party to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. Debtor will, at any time and from time to time upon the request of Secured Party, execute and deliver to Secured Party all such other agreements, documents, instruments and other items as may be necessary or appropriate for Secured Party to create and perfect its security interest in the Intellectual Property and to make all appropriate filings with respect thereto.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 23

         Section 4.16      Voting Rights, Distributions, Etc.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of any of the Pledged Collateral) pertaining to any of the Pledged Collateral or any part thereof; and

                           (ii) Unless an Event of Default shall have occurred and be continuing, Debtor shall be entitled to receive and retain any and all dividends and interest paid in respect of any of the Collateral to the extent permitted by the Restated Lease Agreement; provided, however, that any and all

                                    (A)     Restricted Payments  paid or payable
                           in violation of the terms of the Restated Lease Agreement,

                                    (B)      Restricted Payments paid or
                           payable other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                                    (C)       Restricted Payments hereafter paid
                           or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (D)     cash paid,  payable or otherwise
                           distributed in redemption of, or in exchange for, any Collateral,

         shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other Property or funds of Debtor and be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary endorsement). All amounts (other than amounts described in clauses
         (ii)(A) through (D) above) received by Secured Party in respect of any Pledged Collateral shall be either (1) promptly released to Debtor, so long as no Default or Event of Default shall have occurred and be continuing or (2) if any Default or Event of Default shall have occurred and be continuing, held by Secured Party and (if an Event of Default shall have occurred and be continuing) applied as provided by the Credit Agreement. During the continuance of any Default, any dividends, interest or other distributions (whether in cash, securities, Property or otherwise) received by Debtor with respect to any Collateral shall be held by Debtor in trust for the benefit of Secured Party and during the continuance of any Event of Default, upon the request of Secured Party, shall be delivered promptly to Secured Party to hold as Collateral or shall be applied by Secured Party toward payment of the Obligations, as Secured Party may in its discretion determine. If such

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 24

         Event of Default is waived or cured to the satisfaction of Secured Party, any such distributions received by Secured Party (except those of the types described in clauses (ii)(A) through (D) above which shall not be released to Debtor) shall be returned promptly to Debtor (provided that no other Default or Event of Default exists).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) Secured Party may, without notice to Debtor, transfer or register in the name of Secured Party or any of its nominees any or all of the Collateral described in
                  Section 2.1(k) or Section 2.1(o), the proceeds thereof (in cash or otherwise) and all liens, security, rights, remedies and claims of Debtor with respect thereto (collectively, the "Pledged Collateral") held by Secured Party hereunder, and Secured Party or its nominee may thereafter, after delivery of notice to Debtor, exercise all voting and corporate rights at any meeting of any corporation, partnership or other business entity issuing any of the Pledged Collateral and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation, partnership or other business entity issuing any of such Pledged Collateral or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for Property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and neither Secured Party nor any Lessor shall be responsible for any failure to do so or delay in so doing;

                           (ii) All rights of Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4.16(a)(i) and to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 4.16(a)(ii) shall be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, interest and other distributions;

                           (iii)      All dividends, interest and other
                  distributions which are received by Debtor contrary to the provisions of this Section 4.16(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement); and

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 25

                           (iv) Debtor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 4.16(b) and to receive the dividends, interest and other distributions which it is entitled to receive and retain pursuant to this Section 4.16(b). The foregoing shall not in any way limit Secured Party's power and authority granted pursuant to Section 5.1.

         Section 4.17        Transfers and Other Liens; Additional Investments.

                  (a) Except as may be expressly permitted by the terms of the Restated Lease Agreement, Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby and Permitted Encumbrances which are, in accordance with the Restated Lease Agreement, permitted to attach to such Collateral.

                  (b)        Debtor agrees that it will (i) cause its U.S.
         Subsidiaries not to issue any Capital Stock, notes or other securities or instruments in addition to or in substitution for any of the Pledged Shares, except (A) with prior written notice to Secured Party, to Debtor or (B) with the written consent of Secured Party, to any Person other than Debtor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such Capital Stock, notes or other securities or instruments, issued to Debtor or received in addition to or substituted for any of the Pledged Collateral, and (iii) promptly (and in any event within three Business
         Days) deliver to Secured Party an Amendment, duly executed by Debtor, in substantially the form of Exhibit D (an "Amendment"), in respect of such Capital Stock, notes or other securities or instruments, and deliver all certificates, notes or other securities or instruments representing or evidencing the same to Secured Party. Debtor hereby (1) authorizes Secured Party to attach each Amendment to this Agreement, and (2) agrees that all such Capital Stock, notes or other securities or instruments listed on any Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Collateral.

         Section 4.18 Possession; Reasonable Care. Regardless of whether a Default or an Event of Default has occurred or is continuing, Secured Party shall have the right to hold in its possession all Instruments, Chattel Paper, Pledged Collateral and other Collateral as to which possession thereof by Secured Party is necessary or appropriate to perfect its Lien therein. Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be Debtor or an Affiliate of Debtor) to hold physical custody, for the account of Secured Party, of any or all of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own Property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not


SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 26

Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Following the occurrence and during the continuation of an Event of Default, Secured Party shall be entitled to take possession of all of the Collateral.

         Section 4.19 Acknowledgment of Collateral Assignment of Deposit Accounts. Debtor shall deliver to Secured Party, within 45 days of the execution hereof and at any time as Secured Party may request thereafter, acknowledgment by each financial institution in which any Deposit Account is held or maintained that the collateral assignment of such Deposit Account has been recorded in the books and records of such financial institution, and that Secured Party shall have dominion and control over such Deposit Account, such acknowledgment to be in form and substance satisfactory to Secured Party.

         Section 4.20 Statement of Account on Deposit Accounts. Debtor shall, from time to time upon written request of Secured Party, provide to Secured Party a copy of any requested statement of account on any Deposit Account received by Debtor from the financial institution in which a Deposit Account is held or maintained. At Secured Party's request, Debtor will use its reasonable efforts to make such arrangements as are necessary or appropriate in order to enable Secured Party to access such information by inquiry of an officer or other representative of any such financial institution or via any automated information system which may be maintained by such financial institution.

         Section 4.21 Commercial Tort Claims. If any responsible officer of Debtor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, become aware that Debtor has acquired (a) a Commercial Tort Claim, as defined in Revised Article 9, in an amount greater than $100,000 or (b) if and to the extent necessary to comply with the succeeding proviso, other commercial tort claims, as defined in Revised Article 9, Debtor shall immediately notify Secured Party in a writing signed by Debtor of the details thereof and grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Secured Party; provided, however, that the aggregate amount of Commercial Tort Claims in which Secured Party shall not have a perfected security interest shall not at any time exceed $250,000.

         Section 4.22 Letter-of-Credit Rights. If Debtor becomes the beneficiary of a Letter of Credit, Debtor shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Secured Party thereof and enter into a tri-party agreement with Secured Party and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Secured Party and directing all payment thereunder to the Collection Account, all in form and substance reasonably satisfactory to Secured Party.

         Section 4.23 Indemnification. In any suit, proceeding or action brought by Secured Party relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Debtor will save, indemnify and keep Secured Party harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the account

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 27 debtor or other Person obligated on the Collateral, arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Debtor, except in the case of Secured Party, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Secured Party as finally determined by a court of competent jurisdiction. All such obligations of Debtor shall be and remain enforceable against and only against Debtor and shall not be enforceable against Secured Party.

                                    ARTICLE 5

                             Rights of Secured Party
                             -----------------------

         Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of Debtor:

                  (a) to demand, sue for, collect or receive, in the name of Debtor or in its own name, any money or Property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance set forth, specified or required by the Restated Lease Agreement;

                  (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                  (c) to notify post office authorities to change the address for delivery of mail of Debtor to an address designated by Secured Party and to receive, open and dispose of mail addressed to Debtor;

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct, provided, that Secured Party shall use reasonable efforts to give Debtor prior notice of the form of any such communication and Debtor shall have one (1) business day from receipt of such notice to provide input as to the form of such communication, which input may be accepted or rejected in the reasonable discretion of Secured Party; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 28 arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other Property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety or other party to any of the Collateral;
         (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property; (xi) to endorse Debtor's name on all applications, documents, papers and instruments necessary or desirable in order for Secured Party to use any of the Intellectual Property; (xii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including, without limitation, claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable until this Agreement is terminated in accordance with its terms. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law except for gross negligence or willful misconduct or as set forth in Section 4.18. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.2 Set-off. The Secured Party shall, after the occurrence and during the continuation of an Event of Default, have the right to set off and apply against the Obligations, at any time and without notice to Debtor or Savvis, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Secured Party to Debtor and although such Obligations may be unmatured. The rights and remedies of Secured Party and the

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 29

Lessors hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) that Secured Party may have.

         Section 5.3         [INTENTIONALLY OMITTED]

         Section 5.4 Performance by Secured Party. If Debtor shall fail to perform any covenant or agreement contained in this Agreement, Secured Party may perform or attempt to perform such covenant or agreement on behalf of Debtor. In such event, Debtor shall, at the request of Secured Party, promptly pay any amount expended by Secured Party in connection with such performance or attempted performance to Secured Party, together with interest thereon at the default rate as described in Section 1.3 of the Restated Lease Agreement from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any indebtedness, liability or obligation of Debtor under this Agreement.

         Section 5.5 License. If no Event of Default shall have occurred and be continuing, Debtor shall have the exclusive, non-transferable right and license to use the Intellectual Property in the ordinary course of business and the exclusive right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property for full and fair consideration. Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted under this Section 5.5 without the prior written consent of Secured Party.

         Section 5.6 Change of Depository. In the event of the termination by any financial institution in which any Deposit Account is maintained of any agreement with or for the benefit of Secured Party, or if any such financial institution shall fail to comply with any material provisions of any such agreement or any instructions of Secured Party in accordance with any such agreement or this Agreement, or if Secured Party determines in its reasonable discretion that the financial condition of any such financial institution has materially deteriorated, Debtor agrees to transfer the affected Deposit Account(s) to another financial institution reasonably acceptable to Secured Party and cause such substitute financial institution to execute such agreements as Secured Party may require, in form and substance acceptable to Secured Party, to ensure that Secured Party has a perfected, first priority collateral assignment of or security interest in the Deposit Account(s) held with such substitute financial institution. If any affected Deposit Account is a lockbox account, Debtor agrees to notify its account debtors promptly to remit all payments which were being sent to the terminated Deposit Account directly to the substitute Deposit Account.

         Section 5.7 Collection of Deposit Accounts. After the occurrence and during the continuation of an Event of Default, upon written demand from Secured Party to any financial institution in which any of the Deposit Accounts are maintained, each such financial institution is hereby authorized and directed by Debtor to make payment directly to Secured Party of the funds in or credited to the Deposit Accounts, or such part thereof as Secured Party may request, and each such financial institution shall be fully protected in relying upon the written statement of Secured Party that an Event of Default has occurred and is continuing and that the Deposit Accounts are at the time of such demand assigned hereunder and that Secured Party is entitled to payment of the Obligations

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 30 therefrom. Secured Party's receipt for sums paid to it pursuant to such demand shall be a full and complete release, discharge and acquittance to the depository or other financial institution making such payment to the extent of the amount so paid. Debtor hereby authorizes Secured Party, upon (a) the occurrence and during the continuation of an Event of Default consisting of Debtor's failure to make payment of any of the Obligations, or any part thereof, or (b) any acceleration of the maturity of the Obligations upon the occurrence of any Event of Default, each as provided in the Restated Lease Agreement, (i) to withdraw, collect and receipt for any and all funds, securities or other investments on deposit in or payable on the Deposit Accounts, (ii) on behalf of Debtor to endorse the name of Debtor upon any checks, drafts or other instruments payable to Debtor evidencing payment on the Deposit Accounts, and
(iii) to surrender or present for notation of withdrawal the passbook, certificate or other documents issued to Debtor in connection with the Deposit Accounts. No power granted herein to Secured Party by Debtor shall terminate upon any disability of Debtor.

                                    ARTICLE 6

                                     Default
                                     -------

         Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, Secured Party shall have the following rights and remedies (subject to Section 6.3):

                  (a) In addition to all other rights and remedies granted to Secured Party in this Agreement or in the Restated Lease Agreement or by applicable law, Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at a public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of Debtor, which right or equity of redemption is hereby expressly waived and released by Debtor. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. If and to the extent that Secured Party is required by applicable law to give prior written notice of the time and/or place of any such sale,

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 31

         Debtor agrees that Secured Party shall not be obligated to give more than five days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by Secured Party against, the Obligations in such order as Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                  (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                  (c) Secured Party may exercise any and all rights and remedies of Debtor under or in respect of the Collateral, including, without limitation, any and all rights of Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

                  (d) Secured Party may collect or receive all money or Property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                  (e) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 32

         Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                  (f) For purposes of enabling Secured Party to exercise its rights and remedies under this Section 6.1 and enabling Secured Party and its successors and assigns to enjoy the full benefits of the Collateral, Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, assign, license or sublicense any of the Intellectual Property that constitutes a part of the Collateral, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns and transferees of Secured Party.

                  (g) Secured Party may require that Debtor assign all of its right, title and interest in and to the Intellectual Property or any part thereof to Secured Party or such other Person as Secured Party may designate pursuant to documents satisfactory to Secured Party.

         Section 6.2         Registration Rights, Private Sales, Etc.

                  (a) If Secured Party shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to Section 6.1, Debtor agrees that, upon the request of Secured Party (which request may be made by Secured Party in its sole discretion), Debtor will, at its own expense:

                           (i) execute and deliver, and use its best efforts to cause each issuer of any of the Pledged Shares contemplated to be sold and the directors and officers thereof to execute and deliver, all such agreements, documents and instruments, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the reasonable opinion of Secured Party, advisable to register such Pledged Shares under the provisions of the Securities Act (as hereinafter defined) and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933, as amended from time to time (the "Securities Act") and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                           (ii) if reasonably necessary or, in the reasonable opinion of Secured Party, advisable, use its best efforts to qualify such Pledged Shares under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Pledged Shares, as requested by Secured Party;

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 33

                           (iii) if reasonably necessary or, in the reasonable opinion of Secured Party, advisable, cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                           (iv) do or cause to be done all such other acts and things as may be reasonably necessary or appropriate to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law; and

                           (v) bear all reasonable costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section 6.2.

                  (b) Debtor recognizes that Secured Party may be unable to effect a public sale of any or all of the Pledged Shares by reason of certain prohibitions contained in the Securities Act and applicable state securities laws but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Shares for their own account for investment and not with a view to the distribution or resale thereof. Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Secured Party nor the Lessors shall be under any obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

                  (c) Debtor further agrees to do or cause to be done, to the extent that Debtor may do so under applicable law, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Shares valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Debtor's expense. Debtor further agrees that a breach of any of the covenants contained in this Section 6.2 will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 6.2 shall be specifically enforceable against Debtor, and Debtor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) Debtor's failure to perform such covenants will not cause irreparable injury to Secured Party or (ii) Secured Party has an adequate remedy at law in respect of such breach. Debtor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Secured Party by reason of a breach of any of the covenants contained in this Section 6.2 and, consequently, agrees that, if Debtor shall breach any of such covenants and Secured Party shall sue for damages for such breach, Debtor shall pay to Secured Party, as liquidated damages and not as a penalty, an

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 34 aggregate amount equal to the value of the Pledged Shares on the date Secured Party shall demand compliance with this Section 6.2.

                  (d) DEBTOR HEREBY AGREES TO INDEMNIFY, PROTECT AND SAVE HARMLESS SECURED PARTY AND ANY CONTROLLING PERSONS THEREOF WITHIN THE MEANING OF THE SECURITIES ACT FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES (INCLUDING REASONABLE COUNSEL FEES AND DISBURSEMENTS) ARISING UNDER THE SECURITIES ACT, THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, ANY APPLICABLE STATE SECURITIES STATUTE, OR AT COMMON LAW, OR PURSUANT TO ANY OTHER APPLICABLE LAW IN CONNECTION WITH THE SALE OF ANY SECURITIES OR THE EXERCISE OF ANY OTHER RIGHT OR REMEDY OF SECURED PARTY, INSOFAR AS SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT MADE BY DEBTOR OR SAVVIS IN CONNECTION WITH THE SALE OR PROPOSED SALE OF ANY PART OF THE COLLATERAL, OR ARISES OUT OF, OR IS BASED UPON, THE OMISSION OR ALLEGED OMISSION BY DEBTOR OR SAVVIS TO STATE A MATERIAL FACT REQUIRED TO BE STATED IN CONNECTION THEREWITH OR NECESSARY TO MAKE THE STATEMENTS MADE NOT MISLEADING; PROVIDED, HOWEVER, THAT DEBTOR SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO DEBTOR BY SECURED PARTY SPECIFICALLY FOR INCLUSION IN CONNECTION THEREWITH. THE FOREGOING INDEMNITY AGREEMENT IS IN ADDITION TO ANY INDEBTEDNESS, LIABILITY OR OBLIGATION THAT DEBTOR MAY OTHERWISE HAVE TO SECURED PARTY OR ANY CONTROLLING PERSON THEREOF.

         Section 6.3 Compliance with Laws. Notwithstanding anything to the contrary contained in the Restated Lease Agreement or in any other agreement, instrument or document executed by Debtor and delivered to Secured Party, Secured Party will not take any action pursuant to this Agreement or any document referred to herein which would constitute or result in any assignment of any FCC License or any change of control (whether de jure or de facto) of Debtor if such assignment of any FCC License or change of control would require, under then existing law, the prior approval of the FCC or any other Governmental Authority without first obtaining such prior approval of the FCC or other Governmental Authority. Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, subject to the terms and conditions of this Agreement, Debtor agrees to take any action which Secured Party may request in order to obtain from the FCC or such other Governmental Authority such approval as may be necessary to enable Secured Party to

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 35 exercise and enjoy the full rights and benefits granted to Secured Party by this Agreement and the other documents referred to above, including specifically, at the cost and expense of Debtor, the use of Debtor's best efforts to assist in obtaining approval of the FCC or such other Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC or such other Governmental Authority the assignor's or transferor's portion of any application or applications for consent to the assignment of License or transfer of control necessary or appropriate under the FCC's or such other Governmental Authority's rules and regulations for approval of (a) any sale or other disposition of the Collateral by or on behalf of Secured Party, or (b) any assumption by Secured Party of voting rights in the Collateral effected in accordance with the terms of this Agreement.

                                    ARTICLE 7

                                  Miscellaneous
                                  -------------

         Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors and permitted assigns, except that Debtor may not assign any of its rights, indebtedness, liabilities or obligations under this Agreement without the prior written consent of Secured Party.

         Section 7.3 Entire Agreement; Amendment. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto, except as provided in Section 4.15(a).

         Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made, and shall be deemed effective, as provided in the Restated Lease Agreement by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 36 in a notice to the other party given in accordance with this Section 7.4. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or when personally delivered or, in the case of a mailed notice, three Business Days after deposit in the mails, in each case given or addressed as aforesaid; provided, however, that notices to Secured Party shall be deemed given when received by Secured Party.

         Section 7.5 Governing Law; Submission to Jurisdiction; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE PARTIES HERETO CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY AND; PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. DEBTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND DEBTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. DEBTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO DEBTOR AT ITS ADDRESS FOR NOTICES SET FORTH UNDERNEATH ITS SIGNATURE HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF DEBTOR'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

         Section 7.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 37 execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

         Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.9 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

         Section 7.12 Termination. If all of the Obligations shall have been paid and performed in full and all commitments to extend credit of Secured Party shall have expired or terminated, Secured Party shall, upon the written request of, and at the expense of, Debtor, promptly execute and deliver to Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to Debtor (without recourse and without any representation or warranty except as may be set forth in Section 4.18 and Section 5.1) such of the Collateral as may be in the possession of Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         Section 7.13 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         [The remainder of this page has been intentionally left blank.]

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 38

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                     DEBTOR:

                                     SAVVIS COMMUNICATIONS INTERNATIONAL,
                                     INC., a Delaware corporation


                                     By: /s/ David J. Frear
                                         ---------------------------------------
                                     Name:   David J. Frear
                                           -------------------------------------
                                     Title:  President
                                            ------------------------------------

                                     Address for Notices:
                                     -------------------
                                     12851 Worldgate Drive
                                     Herndon, Virginia   20170
                                     Attention:   Chief Financial Officer
                                     Telephone:   (703) 234-8000
                                     Telecopy:    (703) 234-8309

                                     With a copy (which shall not constitute
                                     notice) to:

                                     717 Office Parkway
                                     St. Louis, Missouri  63141
                                     Attention:   General Counsel
                                     Telephone:   (314) 468-7500
                                     Telecopy:    (314) 468-7550

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 39

                                     SECURED PARTY:
                                     -------------

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Agent

                                     By: /s/ Robert Wotten
                                         ---------------------------------------
                                     Name:   Robert Wotten
                                         ---------------------------------------
                                     Title:  Vice President
                                         ---------------------------------------

                                     Address for Notices:

                                     10 Riverview Drive
                                     Danbury, Connecticut  06810
                                     Attention:  Robert W. Wotten
                                     Telephone:  (203) 749-6287
                                     Telecopy:   (203) 749-4530


SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 40

STATE OF Virginia      )
                         )
COUNTY OF Fairfax      )


         This instrument was acknowledged before me this 13th day of March, 2002, by David J. Frear, the President of SAVVIS COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation, on behalf of such corporation.

         [SEAL]                               /s/ Tracey Guyan
                                              ---------------------------
                                              Notary Public in and for the State
                                              of Virginia
                                              Print Name: Tracey Guyan
                                                          ----------------

My commission expires: 8/31/03




STATE OF Connecticut       )
                         )
COUNTY OF Fairfield        )


         This instrument was acknowledged before me this 15th day of March, 2002, by Robert Wotten, the Vice President of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent, on behalf of such corporation.

         [SEAL]                                /s/ Delythe Eugenie Lowry
                                               ---------------------------
                                               Notary Public in and for
                                               the State of Connecticut
                                               Print Name: Delythe Eugenie Lowry
                                                           ---------------------

My commission expires: 8/31/05


SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 41

                                   SCHEDULE 1
                                   ----------

                              INTELLECTUAL PROPERTY

None.

















SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 42

                                   SCHEDULE 2
                                   ----------

                            CERTAIN CONTROL PROPERTY

I.       Investment Property

         None.

II.      Deposit Accounts

         None.

III.     Commercial Tort Claims

         None.

IV.      Letter of Credit Rights

         None.



SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 43

                                   SCHEDULE 3
                                   ----------

                                 PLEDGED SHARES

                                      None.














SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 44

                                   SCHEDULE 4
                                   ----------

                             LOCATIONS OF COLLATERAL

                 To be provided within 90 days after the Closing Date.
















SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 45

                                   SCHEDULE 5
                                   ----------

                              TRADE AND OTHER NAMES

                                      None.















SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 46

                                   SCHEDULE 6
                                   ----------

               JURISDICTIONS FOR FILING UCC-1 FINANCING STATEMENTS

Delaware.









SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 47

                                    EXHIBIT A
                                    ---------

                          COPYRIGHT SECURITY AGREEMENT

















SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 48

                          COPYRIGHT SECURITY AGREEMENT
                   (Savvis Communications International, Inc.)

         THIS COPYRIGHT SECURITY AGREEMENT ("Agreement") is between Savvis Communications International, Inc., a Delaware corporation ("Debtor"), and General Electric Capital Corporation, a Delaware corporation, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), and as Lessor pursuant to that certain Amended and Restated Lease Agreement dated as of March 8, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Restated Lease Agreement") among Savvis Communications Corporation, a Delaware corporation, and Secured Party.

                                R E C I T A L S:
                                ---------------

         A. Debtor and Secured Party have entered into that certain Security Agreement dated as of March __, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Copyrights and Copyright Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Restated Lease Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired, and such grant insofar as it applies to Collateral covered by the Master Lease Agreement (as defined in the Restated Lease Agreement), is in confirmation of the existing and continuing Lien and security interest granted under the Master Lease Agreement:

                  (1) each Copyright, each registration of a Copyright ("Copyright Registration"), and each application for registration of a Copyright ("Copyright Application"), including, without limitation, each Copyright, Copyright Registration, and Copyright Application referred to in Schedule 1 annexed hereto;

                  (2) each Copyright License, including, without limitation, each Copyright License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Copyright, Copyright Registration, Copyright Application, or Copyright License, including, without limitation, any Copyright, Copyright Registration, or Copyright License listed in Schedule 1 annexed hereto, and any Copyright Registration issued pursuant to a Copyright Application referred to in Schedule 1 annexed hereto.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 49

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.





SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 50

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.

                                     DEBTOR:

                                     SAVVIS COMMUNICATIONS INTERNATIONAL,
                                     INC., a Delaware corporation


                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                     SECURED PARTY:
                                     -------------

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     a Delaware corporation, as Agent


                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------



SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 50

                                 ACKNOWLEDGMENT

STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this _____ day of ______, ____ by ______________, as __________of Savvis Communications International, Inc., a Delaware corporation, on behalf of such corporation.


         {Seal}                      Notary Public in and for the State of
                                                                           -----

My commission expires:_____________________



STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged ____ before me this _____ day of _________, ____ ____, by _______________________, as _____________________ of
General Electric Capital Corporation, a Delaware corporation, as Agent, on behalf of such corporation.


         {Seal}                      Notary Public in and for the State of
                                                                          -----

My commission expires:_____________________


SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 52

                                   Schedule 1
                                       to
                          Copyright Security Agreement

                                   COPYRIGHTS
                                   ----------

--------------------------------------------------------------------------------------------------------------------------------

OWNER OF RECORD  COUNTRY OF           COPYRIGHT         APPLICATION OR        REGISTRATION OR     EXPIRATION DATE   TITLE
                 REGISTRATION                           REGISTRATION NO.      FILING DATE
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------


                               COPYRIGHT LICENSES
                               ------------------

--------------------------------------------------------------------------------------------------------------------------------

NAME OF AGREEMENT                            COPYRIGHT                             DATE OF AGREEMENT

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------





SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 53

                                    EXHIBIT B
                                    --------

                            PATENT SECURITY AGREEMENT












SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 54

                            PATENT SECURITY AGREEMENT
                            -------------------------
                   (Savvis Communications International, Inc.)

         THIS PATENT SECURITY AGREEMENT ("Agreement") is between Savvis Communications International, Inc., a Delaware corporation ("Debtor"), and General Electric Capital Corporation, a Delaware corporation, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), and as Lessor pursuant to that certain Amended and Restated Lease Agreement dated as of March 8, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Restated Lease Agreement") among Savvis Communications Corporation, a Delaware corporation and Secured Party.

                                R E C I T A L S:
                                 ---------------

         A. Debtor and Secured Party have entered into that certain Security Agreement dated as of March __, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Patents and Patent Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Restated Lease Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired, and such grant insofar as it applies to Collateral covered by the Master Lease Agreement (as defined in the Restated Lease Agreement), is in confirmation of the existing and continuing Lien and security interest granted under the Master Lease Agreement:

                  (1) each Patent and each application for a Patent ("Patent Application"), including, without limitation, each Patent and Patent Application referred to in Schedule 1 annexed hereto, together with any reissues, continuations, divisions, modifications, substitutions or extensions thereof;

                  (2) each Patent License, including, without limitation, each Patent License referred to in Schedule 1 annexed hereto; and

                  (3) all products and Proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present, or future infringement or breach of any Patent or Patent License, including, without limitation, any Patent or Patent License referred to in Schedule 1 annexed hereto, and any Patent issued pursuant to a Patent Application referred to in Schedule 1 annexed hereto.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 55

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.











SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 56

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.

                                     DEBTOR:

                                     SAVVIS COMMUNICATIONS INTERNATIONAL,
                                     INC., a Delaware corporation


                                     By:
                                         ---------------------------------------
                                      Name:

                                     Title:

                                     SECURED PARTY:
                                     -------------

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     a Delaware corporation, as Agent


                                     By:
                                         ---------------------------------------
                                     Name:

                                     Title:

SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 57

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this _______ day of _________, ____, by _____________________, as ___________ of Savvis
Communications International, Inc., a Delaware corporation, on behalf of such corporation.


         {Seal}                      Notary Public in and for the State of
                                                                           -----

My commission expires:_____________________



STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this ______ day of _________, ____, by _______________, as _____________ of General Electric
Capital Corporation, a Delaware corporation, as Agent, on behalf of such corporation.


         {Seal}                      Notary Public in and for the State of
                                                                           -----

My commission expires:_____________________



SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 58

                                   Schedule 1
                                       to
                            Patent Security Agreement
                            -------------------------

                                     PATENTS
                                     -------

============================================================================================================================

OWNER OF RECORD    COUNTRY OF         PATENT          APPLICATION OR    REGISTRATION OR   ISSUE DATE (IF   EXPIRATION DATE
                     ORIGIN       IDENTIFICATION     REGISTRATION NO.     FILING DATE         KNOWN)
============================================================================================================================


----------------------------------------------------------------------------------------------------------------------------


============================================================================================================================


                                 PATENT LICENSES
                                 ---------------

-----------------------------------------------------------------------------------------------------------

NAME OF AGREEMENT                      PATENT                               DATE OF AGREEMENT

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------




SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 59

                                    EXHIBIT C
                                    ---------

                          TRADEMARK SECURITY AGREEMENT













SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 60

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------
                   (Savvis Communications International, Inc.)

         THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is between Savvis Communications International, Inc., a Delaware corporation ("Debtor"), and General Electric Capital Corporation, a Delaware corporation, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), and as Lessor pursuant to that certain Amended and Restated Lease Agreement dated as of March 8, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Restated Lease Agreement") Savvis Communications Corporation, a Delaware corporation and Secured Party.

                                R E C I T A L S:
                                 ---------------

         A. Debtor and Secured Party have entered into that certain Security Agreement dated as of March __, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by Debtor's Trademarks, and Trademark Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Restated Lease Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired, and such grant insofar as it applies to Collateral covered by the Master Lease Agreement (as defined in the Restated Lease Agreement), is in confirmation of the existing and continuing Lien and security interest granted under the Master Lease Agreement:

                  (1)     each Trademark,  trademark registration
         ("Trademark   Registration") and trademark application ("Trademark
         Application"), including, without limitation, each Trademark, Trademark Registration and Trademark Application referred to in
         Schedule 1 annexed hereto, together with the goodwill of the business symbolized thereby; and

                  (2) each Trademark License, including, without limitation, each Trademark License listed in Schedule 1 annexed hereto; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademark, Trademark Registration, Trademark Application and Trademark License, including, without limitation, any Trademark, Trademark Registration and Trademark License referred to in Schedule 1 annexed hereto, and any Trademark Registration issued pursuant to a Trademark Application referred to in Schedule 1 annexed hereto; or (b) injury to the goodwill associated with any Trademark, Trademark Registration and Trademark Application.


SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 61

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.






SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 62

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.

                                     DEBTOR:
                                     ------
                                     SAVVIS COMMUNICATIONS INTERNATIONAL,
                                     INC., a Delaware corporation


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:


                                     SECURED PARTY:
                                     -------------

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     a Delaware corporation, as Agent


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:





SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 63

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this _____ day of ___________, 2002, by _____________, as ______________ of Savvis Communications
International, Inc., a Delaware corporation, on behalf of such corporation.


         {Seal}                      Notary Public in and for the State of
                                                                           -----

My commission expires:_____________________





STATE OF ______________    )
                                            )
COUNTY OF _____________    )

         This instrument was acknowledged before me this ____ day of _________, 2002, by __________, as ___________ of General Electric Capital Corporation, a Delaware corporation, as Agent, on behalf of such corporation.


         {Seal}                      Notary Public in and for the State of
                                                                           -----

My commission expires:_____________________





SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 64

                                   Schedule 1
                                       to
                          Trademark Security Agreement
                          ----------------------------

---------------------------------------------------------------------------------------------------------------------------

                                                         TRADEMARKS

---------------------------------------------------------------------------------------------------------------------------
Trademark               Country            Filing        Application     Registratio   Registration   Status      Class/
                                           Date          Number          Date          Number                     Goods
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------



=================================================================================================================================

                                                         TRADEMARK LICENSES
---------------------------------------------------------------------------------------------------------------------------------

           Name of Agreement                               Parties                                Date of Agreement

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================









SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 65

                                    EXHIBIT D
                                    ---------

                                FORM OF AMENDMENT












SECURITY AGREEMENT (Savvis Communications International, Inc.) - Page 66

                         AMENDMENT TO SECURITY AGREEMENT
                         -------------------------------

         This Amendment, dated _______________, _____, is delivered pursuant to
Section 4.16(b) of the Security Agreement referred to below. The undersigned hereby agrees that this Amendment may be attached to that certain Security Agreement, dated as of March __, 2002 (the "Security Agreement"), between the undersigned and General Electric Capital Corporation, as Lessor and Agent for itself and other Lessors from time to time party to the Restated Lease Agreement ("GE Capital") under that certain Amended and Restated Lease Agreement dated as of March 8, 2002 between Savvis Communications Corporation, a Delaware corporation and GE Capital (the "Restated Lease Agreement") and that the Capital Stock, notes or other securities or instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

                                      SAVVIS COMMUNICATIONS INTERNATIONAL,
                                      INC., a Delaware corporation


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------






AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Solo Page

                                   Schedule 1
                                       to
                         Amendment to Security Agreement
                         -------------------------------

                                                                          Number of       Percentage of
                          Class of          Certificate                   Shares or        Outstanding
       Issuer            Capital Stock         No(s).         Par Value   Interests           Shares
       ------            -------------         ------         ---------   ---------       or Interersts
                                                                                          ----------------



AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Solo Page

                                    EXHIBIT E
                                    ---------

                             PERFECTION CERTIFICATE












AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Solo Page

                                     FORM OF

                             PERFECTION CERTIFICATE
                             ----------------------

         The undersigned, a ________, of Savvis Communications International, Inc., a Delaware corporation (the "Debtor") hereby certifies to the Secured Party as follows:

         SECTION 1. Names. (a) The exact corporate name of the Debtor, as such name appears in its certificate of incorporation, is as follows:

                  (b) Set forth below is each other corporate name the Debtor has had in the past five years, together with the date of the relevant change:

                  (c) Except as set forth in Schedule 1 hereto, the Debtor has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule I the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

                  (d) The following is a list of all other names (including trade names or similar appellations) used by the Debtor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                  (e) Set forth below is the Federal Taxpayer Identification Number of the Debtor.

         SECTION 2. Current Locations. (a) The chief executive office of the Debtor is located (or has been located in the past five (5) years) at the address set forth opposite its name below:

Debtor               Mailing Address             County               State
------               ---------------             ------               -----


AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Solo Page

                  (b) Set forth below opposite the name of the Debtor are all locations where the Debtor maintains (or has maintained in the past 5 years) any books or records relating to any Account (with each location at which Chattel Paper, if any, is kept being indicated by an "*"):

Debtor              Mailing Address             County               State
------              ---------------             ------               -----



                  (c) Set forth below opposite the name of the Debtor are all the places of business of the Debtor (at any time in the last 5 years) not identified in paragraph (a) or (b) above:

Debtor              Mailing Address             County               State
------              ---------------             ------               -----


                  (d) Set forth below opposite the name of the Debtor are all the locations where the Debtor maintains (or has maintained in the last 5 years) any Collateral not identified above:

Debtor              Mailing Address             County               State
------              ---------------             ------               -----


                  (e) Set forth below opposite the name of the Debtor are the names and addresses of all persons other than the Debtor that have possession (or have had possession in the past 5 years) of any of the Collateral of the
Debtor:

Debtor              Mailing Address             County               State
------              ---------------             ------               -----


         SECTION 3. Unusual Transactions. All Accounts have been originated by the Debtor and all Inventory has been acquired by the Debtor in the ordinary course of business.

                  SECTION 4. File Search Reports. Attached hereto as Schedule 2 are true copies of file search reports from the UCC filing offices where filings described in the Security Agreement are to be made and in all locations set forth in the listings provided in Section 5 hereof. Attached hereto as Schedule 3 is a true copy of each financing statement or other filings identified in such file search reports.

                  SECTION 5. UCC Filings. Financing statements on Form UCC1 in substantially the form of Schedule 4 hereto have been prepared for filing in the UCC filing office in each jurisdiction where such filing is required under
Article 9 of the applicable Uniform Commercial Code in effect after July 1, 2001 and the Debtor has authorized the filing of such financing



AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Solo Page statements.

                  SECTION 6. Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing officer which such filing is to be made.

                  SECTION 7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above will be paid upon filing.










AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Solo Page

         IN WITNESS WHEREOF, the parties hereto have duly executed this Certificate as of the day and year first written above.

                                     DEBTOR:

                                     SAVVIS COMMUNICATIONS INTERNATIONAL,
                                     INC., a Delaware corporation


                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                     Address for Notices:
                                     -------------------
                                     12851 Worldgate Drive
                                     Herndon, Virginia   20170
                                     Attention:        Chief Financial Officer
                                     Telephone:        (703) 234-8000
                                     Telecopy:         (703) 234-8309

                                     With a copy (which shall not constitute
                                     notice) to:

                                     717 Office Parkway
                                     St. Louis, Missouri  63141
                                     Attention:        General Counsel
                                     Telephone:        (314) 468-7500
                                     Telecopy:         (314) 468-7550



AMENDMENT TO PLEDGE AND SECURITY AGREEMENT - Solo Page